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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 9, 1996 included in MathSoft, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.



                                                     ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 12, 1996